THE HON. THOMAS T. GLOVER
                                   Chapter 11
                                   Hearing Location:          Room 416, Seattle
                                   Hearing Date:               December 1, 1997
                                   Hearing Time:                     11:00 a.m.












                         UNITED STATES BANKRUPTCY COURT
                         WESTERN DISTRICT OF WASHINGTON
                                   AT SEATTLE


In re                              )         No.  94-03993
                                   )
JAY JACOBS, INC.,                  )         ORDER RE-OPENING CASE,
                                   )         MODIFYING TREATMENT OF CLASS 3
                  Debtor.          )         (GENERAL UNSECURED) CLAIMS
                                   )         UNDER PLAN, AND RE-CLOSING CASE
                                   )
---------------------------------  )


     THIS MATTER came before the Court on the motion (the "Motion") of Jay Jacobs, Inc. ("JJI"), the reorganized debtor herein, to re-open this case, modify its Second Amended Plan of Reorganization (the "Plan"), and thereafter immediately re-close this case.

                                    FINDINGS

     The Court, having reviewed the records and files herein, including the Motion, the Notice thereof (together with the attachments thereto, the "Notice"), the evidence of service of the Notice, the proposed modification of the Plan (the "Plan Modification"), the views of the Postconfirmation Creditors Committee ("PCC"), any objections or other responses to the Motion and any replies thereto, and JJI's Report of Balloting and Confirmation Memorandum, and being duly apprised in the premises, finds and concludes as follows:


ORDER RE-OPENING CASE, MODIFYING
TREATMENT OF CLASS 3 (GENERAL UNSECURED)
CLAIMS UNDER PLAN, AND RE-CLOSING CASE - 1

     1. The Motion and the Plan Modification do not adversely affect any party in interest in this case or alter the treatment of any class of claims or interests under the Plan other than allowed Class 3 claims against JJI, as defined in the Plan ("Claims").

     2. JJI has given adequate notice of the Motion to the holders of all Claims ("Creditors"), to the U.S. Trustee and to the Securities and Exchange Commission.

     3. The Notice contains adequate information with respect to the Plan Modification.

     4. The Plan Modification has been accepted by at least two-thirds in amount and more than one-half in number of the Claims held by Creditors that have accepted or rejected the Plan Modification.

     5. In the opinion of its management, JJI does not have the ability to make the January 1997 payments due Creditors under the Plan at this time or in the foreseeable future, absent an infusion of additional equity capital.

     6. In order to improve its financial condition, avoid the filing of a second bankruptcy case, and fulfill its obligations under the Plan, JJI proposes to sell $6.5 million of preferred stock to one or more affiliates of Cahill, Warnock & Company LLC and possibly other accredited or institutional investors (the "Investment"). It is a material condition precedent to the closing of the Investment that the Court confirm the Plan Modification or that JJI otherwise obtain the consent of at least 95% in aggregate amount of the Claims to the economic terms of the Plan Modification.

     7. The PCC has recommended that Creditors accept the Plan Modification and has joined JJI's request that the Court confirm the Plan Modification.

     8. The Plan Modification has been proposed in good faith and satisfies the other conditions of Section 1129 of the Bankruptcy Code, except that the Plan as modified by the Plan Modification will not be feasible and should not be confirmed unless the Investment is closed within a reasonable time.


ORDER RE-OPENING CASE, MODIFYING
TREATMENT OF CLASS 3 (GENERAL UNSECURED)
CLAIMS UNDER PLAN, AND RE-CLOSING CASE - 2

     9. No just cause has been shown why the Court should not re-open this case, confirm the Plan as modified by the Plan Modification, and re-close this case, subject to the closing of the Investment.

                                      ORDER

     Based on the foregoing findings and conclusions, the Court HEREBY ORDERS as follows:

     1. The Motion is granted, subject to the closing of the Investment. If for any reason the Investment has not closed by 11:59 p.m. on December 31, 1997, this Order shall be null and void and have no force or effect. Promptly following closing of the Investment, JJI is directed to mail to all Creditors and file with the Court a Notice of Effectiveness of Plan Modification.

     2. Upon receipt of JJI's Notice of Effectiveness of Plan Modification and payment of the fee specified by 28 U.S.C. ss. 1930(a)(3) (and any other applicable fee), the Clerk of the Court is directed pursuant to Section 350(b) of the Bankruptcy Code to re-open this case.

     3. Upon the re-opening of this case pursuant to JJI's Notice of Effectiveness of Plan Modification (but not otherwise), the Plan shall immediately, without further action by the Court or any party, be modified to delete the material indicated in Exhibit A hereto and insert in its place the material set forth in Exhibit B hereto and the Plan as so modified by the Plan Modification shall be confirmed pursuant to Sections 1127, 1129 and 105 of the Bankruptcy Code.

     4. Immediately following the re-opening of this case pursuant to JJI's Notice of Effectiveness of Plan Modification, the Clerk of the Court is directed pursuant to Section 350(a) of the Bankruptcy Code to re-close this case.


ORDER RE-OPENING CASE, MODIFYING
TREATMENT OF CLASS 3 (GENERAL UNSECURED)
CLAIMS UNDER PLAN, AND RE-CLOSING CASE - 3

     5. If this case is reopened, JJI is directed timely to pay to the United States Trustee in accordance with its guidelines a quarterly fee for the calendar quarter in which the case is reopened.

     6. Nothing contained in this Motion shall be construed to create or admit the existence of any rights of any Creditor not expressly set forth in the Plan or Notes.

     7. This case may be reopened in the future upon application of JJI, the PCC, the U.S. Trustee or any other party in interest to resolve any disputes or issues relating to the Plan, the Plan as modified by the Plan Modification, or JJI's other Chapter 11 obligations, and/or upon application by JJI and/or the PCC to request a status conference or consideration of any other or further plan modification.

         DATED this 1st day of December, 1997.



                                             /s/ THOMAS T. GLOVER
                                             ----------------------------------
                                             UNITED STATES BANKRUPTCY JUDGE


Presented by:

BOGLE & GATES P.L.L.C.



By /s/ MARK CHARLES PABEN
  ---------------------------------------
  Mark Charles Paben, WSBA #17710
  Attorneys for Jay Jacobs, Inc.


ORDER RE-OPENING CASE, MODIFYING
TREATMENT OF CLASS 3 (GENERAL UNSECURED)
CLAIMS UNDER PLAN, AND RE-CLOSING CASE - 4

                                    EXHIBIT A

          b. 1997 30% Payment. Except for holders of Allowed Class 3 Claims electing for the treatment set forth in Article IV(B) (Class 3)(c) immediately below, on January 2, 1997, each holder of an Allowed Class 3 Claim shall receive one final payment from the Reorganized Debtor in the amount of 30% of its Allowed Class 3 Claim, without interest. Upon satisfaction of this 1997 30% payment, the subject Class 3 Claim shall be deemed satisfied in full. HOLDERS OF ALLOWED CLASS 3 CLAIMS ELECTING THE 1997 15% PAYMENT AND THE NOTE DESCRIBED BELOW WILL NOT RECEIVE THIS 1997 30% PAYMENT.

          c. Right to Elect of 1997 15% Payment and Note. In lieu of the payment specified in Article IV(B) (Class 3)(b) immediately above, holders of Allowed Class 3 Claims shall have the right to elect the payments set forth in this subsection (c). If a holder of an Allowed Class 3 Claim elects to exercise the right to receive payment as set forth in this subsection (c), such holder must notify the Reorganized Debtor in writing (as described below) on or before July 15, 1996 of such exercise, and thereafter shall receive the following in full satisfaction of its Allowed Class 3 Claim, in addition to the 1996 30% payment set forth in Article IV(B) (Class 3)(a) above:

               (1) 1997 15% Payment. On January 2, 1997, such electing holder of an Allowed Class 3 Claim shall receive a second payment under the Plan in the amount of 15% of its Allowed Class 3 Claim, without interest. SUCH ELECTING HOLDERS WILL NOT RECEIVE THE 1997 30% PAYMENT DESCRIBED IN ARTICLE III(B) (CLASS
3)(b) IMMEDIATELY ABOVE.

               (2) Note(s). Additionally, upon exercise of such right of election, each such electing holder of an Allowed Class 3 Claim shall receive a promissory note (the "Note"), with a principal sum equal to the amount of 42% of its Allowed Class 3 Claim. A copy of the Note is attached hereto as Exhibit A, and the terms and conditions of the Note are incorporated herein by reference. A summary of the key provisions of the Note follows:

          Principal Amount: 42% of Allowed Class 3 Claim (the "Principal
Amount").

          Interest Rate: 9.5% per annum, commencing February 1, 1997.

          Interest Payments: Due when principal payments are due and payable.

          Interest on Late Payments: Due when principal payments are due and payable.

          Principal Payments: 26.2% of Principal Amount due January 2, 1998; 24.6% of Principal Amount due January 2, 1999; 24.6% of Principal Amount due January 2, 2000; 24.6% of Principal Amount due January 2, 2001.

          Maturity: January 2, 2001.

          Excess Cash Flow Payments: Additionally, non-cumulative Excess Cash Flow Payments (as therein defined), if any, shall be due and payable on the 15th of June in calendar years 1999, 2000, and 2001 based on such holder's Pro Rata Share (as therein defined) of 30%, 40%, and 50% of Excess Cash Flow over Targeted EBITDA (as therein defined) for the prior fiscal year ended January 1999, January 2000, and January 2001, respectively, as provided in the Note; provided, however, that amounts payable as Excess Cash Flow shall not exceed the difference between 100% of the holder's Allowed Class 3 Claim, less the net present value (using a 12% discount rate) of all cash paid or payable with respect to such Allowed Class 3 Claim, whether under the Note or the Plan.

          Prepayment: Prepayment of principal and accrued interest is permitted without penalty. The Note shall be deemed paid in full upon payment of all principal and accrued interest, and if so prepaid, any obligation to make payments of Excess Cash Flow with respect to any fiscal year ending after the date when such prepayment is made shall cease.

          CREDITORS SHOULD CAREFULLY READ AND REVIEW THE ATTACHED NOTE. IF ANY INCONSISTENCY EXISTS BETWEEN THE FOREGOING SUMMARY AND THE NOTE, THE NOTE SUPERSEDES THE SUMMARY, AND THE TERMS AND CONDITIONS OF THE NOTE ARE CONTROLLING.

               (3) Notice of Exercise Requirements. Written notice of the election by a holder of an Allowed Class 3 Claim to exercise the right to receive the 1997 15% payment and the Note shall either be made by (a) certified letter, (b) hand delivery, or (c) next day delivery service, in all three cases, to Jay Jacobs, Inc. (Attn: William L. Lawrence, Jr.), 1530 Fifth Avenue, Seattle, WA 98101. If sent by certified mail, the election notice must be postmarked no later than July 15, 1996. If hand-delivered or sent by next day delivery service, the notice of election must be received by the Company during regular business hours no later than July 15, 1996.

          STRICT COMPLIANCE WITH THE FOREGOING NOTICE OF EXERCISE PROCEDURES IS REQUIRED. FAILURE TO PROVIDE NOTICE OF EXERCISE OF THE RIGHT DESCRIBED ABOVE IN A TIMELY FASHION WILL RESULT IN SATISFACTION OF A CLASS 3 CLAIMANT'S CLAIM IN THE MANNER DESCRIBED IN ARTICLE IV(B) (CLASS 3)(b).

               (4) Reporting Requirements. For the fiscal years ending 1997, 1998, 1999, 2000, and 2001, the Reorganized Debtor shall provide each holder of a Note with audited consolidated financial statements certified by independent public accountants. Additionally6, for the fiscal years ending 1999, 2000, and 2001, the Reorganized Debtor shall furnish each holder of a Note with a comprehensive analysis of Excess Cash Flow for that fiscal year.

          d. Subordination Provisions. The cash incentive compensation payments due to Rex Loren Steffy and William L. Lawrence, Jr. under their employment contracts (see Sections III(O)(1) and III(O)(2) of the Disclosure Statement, respectively) shall (a) be subordinate to the payments due and payable with respect to Allowed Class 3 Claims in that calendar year have been paid, so that, for example, the cash inventive payments due (i) after the conclusion of fiscal year 1996 shall not be paid unless all Allowed Class 3 Claims payments due on January 2, 1996 have been made, (ii) after the conclusion of fiscal year 1997 shall not be paid unless all Allowed Class 3 Claims payments due on January 2, 1997 have been made, and (iii) after the conclusion of remaining fiscal years shall not be paid unless all payments due that calendar year under the Note(s) have been made.

                                    EXHIBIT B


                    b. Final Consideration. As soon as practicable after the closing of the purchase (the "Investment") by one or more affiliates of Cahill, Warnock & Company LLC and possibly other accredited or institutional investors (collectively, "Purchasers") from the Reorganized Debtor of $6.5 million of preferred stock, each holder of an Allowed Class 3 Claim (including those who previously elected to receive Notes) shall receive from the Reorganized Debtor its Pro Rata share of (1) $1.5 million cash (the "Cash Consideration") and (2) $1 million of Common Stock (the "Creditors' Common Stock", and together with the Cash Consideration, the "Final Consideration").

          The Cash Consideration will be reduced dollar-for-dollar by the amount, if any, by which the legal fees and expenses of the PCC in connection with the Investment and reimbursable by the Reorganized Debtor under Article V(K) hereof exceed $20,000 (or $25,000 if the PCC's counsel personally attends the hearing relating hereto). The Cash Consideration also will include the amounts paid by the Reorganized Debtor to the PCC since October 1, 1997 for the ratable benefit of Class 3 Claimants or will be reduced by a credit for such amounts as the PCC may itself distribute or cause to be distributed to such Claimants.

          For purposes of determining the number of shares of Creditors' Common Stock to be distributed hereunder, the Creditors' Common Stock will be valued at the average closing price of the Common Stock on the 30 trading days prior to the closing date of the Investment, as recorded by Bloomberg. If no closing price for the Common Stock is recorded by Bloomberg for any of such trading days, then in each such case the closing price of the Common Stock on the last preceding trading day on which a closing price is recorded by Bloomberg shall be used as the closing price for such day.

          NEITHER THE REORGANIZED DEBTOR, THE PCC, NOR PURCHASERS MAKES ANY REPRESENTATION OR WARRANTY CONCERNING THE MARKET VALUE OF THE CREDITORS' COMMON STOCK. THE MARKET VALUE OF THE CREDITORS' COMMON STOCK MAY BE GREATER OR LESS THAN $1 MILLION ON THE DATE OF ITS ISSUE, AND WILL DEPEND, AMONG OTHER THINGS, ON THE MARKET REACTION TO THE INVESTMENT, THE FUTURE RESULTS OF THE REORGANIZED DEBTOR, AND MARKET CONDITIONS GENERALLY.

          Pursuant to ss.1145(a) of the Code, the issuance of the Creditors' Common Stock hereunder to Class 3 Claimants is exempt from the requirements of
Section 5 of the Securities Act of 1933, as amended, and any state or local law requiring registration for offer or sale of a security. The underwriters of any publicly offered securities of the Reorganized Debtor may, however, at one or more times in the future, impose reasonable lockups of the Creditors' Common Stock held by Class 3 Claimants at such time. All Class 3 Claimants shall be deemed hereby to have consented to such lockups, and shall not be required to execute any instrument or agreement in order to be bound by such lockups.

          ALL CLASS 3 CLAIMANTS WILL RECEIVE THE SAME FINAL CONSIDERATION HEREUNDER, REGARDLESS OF WHETHER THEY PREVIOUSLY ELECTED TO RECEIVE NOTES UNDER THIS PLAN, AND ALL NOTES ISSUED HEREUNDER SHALL BE DEEMED CANCELED AND NULL AND VOID. THE REORGANIZED DEBTOR MAY REQUIRE SURRENDER OF ANY NOTE ISSUED TO A CLAIMANT AS A CONDITION TO THE DISTRIBUTION OF THE FINAL CONSIDERATION TO SUCH CLAIMANT.

          Upon the distribution of the Final Consideration in accordance with the terms hereof, the PCC shall disband and cease to exist, and Class 3 Claimants shall have no right, directly or indirectly, to enforce the covenants contained in Article XII hereof, or to assert any of the Events of Default described in Article XIII hereof. Notwithstanding the foregoing, nothing contained herein shall preclude any Class 3 Claimant from enforcing its right to receive its Final Consideration.

          The procedures described in Article V(J)(1) hereof for the handling of unclaimed funds shall also apply to unclaimed shares of Creditors' Common Stock insofar as the shares of Creditors' Common Stock issued to a Claimant shall be canceled if (and only if) and at such time as the funds relating to a Claimant's Cash Consideration are returned to the Reorganized Debtor pursuant to Article V(J)(1) hereof.

          The provisions of this Article IV(B)(Class 3)(b) shall supersede all inconsistent terms of this Plan. All other provisions of this Plan shall be construed so far as possible and reformed to the extent necessary to give reasonable effect to the terms of the provisions of this Article IV(B)(Class
3)(b).